UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 31, 2022 (January 31, 2022)
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EZCORP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2500 Bee Cave Road, Bldg One, Suite 200, Rollingwood, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Non-voting Common Stock, par value $.01 per share	EZPW	NASDAQ Stock Market	(NASDAQ Global Select Market)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders
On January 31, 2022, the sole holder of the Company’s Class B Voting Common Stock (the “Voting Stockholder”) ratified certain “defective corporate acts” (as such term is defined in Section 204(h) of the General Corporation Law of the State of Delaware (the “DGCL”)) relating to the Company’s 2010 Long-Term Incentive Plan (the “Plan”). The ratification was approved by the Company’s Board of Directors (the “Board”) prior to submission to the Voting Stockholder.
The Plan was originally approved by the Board and the Voting Stockholder and became effective May 1, 2010. As originally approved, Section 1.2 of the Plan provided that “no Award shall be granted under the plan after the tenth anniversary of the Effective Date.” Since May 1, 2020, the Company has continued to grant awards under the Plan. The failure to amend the Plan to extend the end-date for making awards under the Plan was inadvertent and an unintentional oversight by Company personnel. All of the awards granted since May 1, 2020 have been part of the Company’s customary and ongoing long-term incentive compensation program for directors, executive officers and other key employees; have been reviewed and approved by the Company’s Executive Chairman (who is also the sole beneficial owner of the Voting Stockholder) and by the People and Compensation Committee of the Board; have been disclosed and discussed in the “Executive Compensation” section of the Company’s Annual Reports on Form 10-K; have been fully reflected in the Company’s annual and quarterly financial statements; and for directors and executive officers, have been reported on periodic Section 16 filings. A complete list of those awards is attached as a schedule to the Board resolutions approving the ratification, which are included in Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).
The ratification described above was implemented pursuant to Section 204 of the DGCL. This Report, including Exhibit 99.1 (which is incorporated herein by reference), shall constitute the notice to stockholders required by Sections 204 and 228(e) of the DGCL.
Item 9.01 — Financial Statements and Exhibits
(d)    Exhibits.
99.1    Notice of Ratification and Action by Written Consent of the Stockholders of EZCORP, Inc., dated January 31, 2022
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date:	January 31, 2022	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr.
Chief Legal Officer and Secretary